SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005

U.S. RESTAURANT PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13089	75-2687420
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

12240 Inwood Road, Suite 300, Dallas, Texas 75244

(972) 387-1487

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events.

SIGNATURES

Item 8.01. Other Events.

On February 24, 2005, U. S. Restaurant Properties, Inc. (the “Company”) issued a press release to report that the merger between the Company, CNL Restaurant Properties, Inc. and 18 CNL Income Funds is progressing as planned. U.S. Restaurant Properties and CNL Restaurant Properties are each holding a special meeting of the stockholders, the merger is expected to close on Friday, February 25, 2005. The release is furnished as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RESTAURANT PROPERTIES, INC.

By:	/s/ STACY M. RIFFE
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

Date: February 24, 2005